UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	November 3, 2006

Precision Aerospace Components, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30185	20-4763096

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Arthur Kill Road Staten Island, NY	10309-1202

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(718) 356-1500

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 — Matters Related To Accountants and Financial Statements

Item 4.01.	Changes In The Registrant’s Certifying Accountant.
(a) Resignation of Independent Accountant.
     In preparing the financial statements for the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006 for Precision Aerospace Components, Inc. (the “Company”), the Company’s management had discussions and meetings with Kempisty & Company Certified Public Accountants, P.C. (“Kempisty”) regarding certain matters related to the financial statements of Freundlich Supply Co. Inc. (“Freundlich Supply”), a company acquired by the Company pursuant to an asset purchase agreement dated May 24, 2006. During such discussions and meetings, management requested additional guidance and follow-up information from Kempisty regarding the Freundlich Supply financial statements. The Company informed Kempisty that it was not satisfied with the level of responsiveness of Kempisty to the Company’s repeated requests for information. In response, by letter dated November 3, 2006, Kempisty notified the Company of its resignation. In its resignation letter, Kempisty cited Rule 101-6 of the AICPA Independence Standards as the reason for its resignation.
     The Company filed a Form 8-K notifying the Securities and Exchange Commission (the “SEC”) that it had engaged Kempisty on July 25, 2006. Kempisty did not report on the Company’s financial statements for the fiscal years ended December 31, 2005 and 2004. The report of Kempisty regarding the financial statements of Freundlich Supply for the fiscal years ended December 31, 2005 and 2004 (audited) and for the quarters ended March 31, 2006 and 2005 (unaudited) did not contain any adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles. From July 25, 2006 through November 3, 2006, the date of resignation, there were no disagreements with Kempisty on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Kempisty, would have caused it to make reference to such disagreements in its reports.
     The Company requested that Kempisty furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of such letter, dated November 9, 2006, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
(b) Engagement of Independent Accountant.
     The Company has not yet engaged a new independent accountant, but is in the process of interviewing several candidates.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements And Exhibits
     (d) Exhibits: The following exhibit is filed with this report

Exhibit No.	Description of Exhibit
Exhibit 16.1	Letter from Kempisty & Company Certified Public Accountants, P.C. confirming the information in Item 4.01 regarding change in independent accountant.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precision Aerospace Components, Inc.
Date: November 9, 2006	By:	/s/ Robert P. Moyer
Robert P. Moyer
President and Chief Executive Officer

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